Exhibit 99.1
Investor Presentation NobleCon19 -- December 2023

2 Disclaimer This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

Orion at a Glance

Orion is a leading specialty construction company in the U.S., Canada and Caribbean Basin

Company Overview

Services

- **Marine**:
  - Engineering & design services
  - Transportation facility & infrastructure construction
  - Dredging for public and private ports & waterways
- **Concrete**
  - Commercial and industrial projects
  - Structural mid-rise concrete construction
  - Large, single-slab and tilt-wall construction

Key Statistics

$748.3mm *2022 Revenue*	**$22.9mm** *2022 Adj. EBITDA*
1994 *Founded*	**ORN (NYSE)** *Ticker*
Houston, TX *Headquarters*	**~2,400** *Employees*

Geographic Footprint



Regions Served
Headquarters
Hawaii
Caribbean Basin

Backlog Ended 9/30/23



$178mm Concrete
20%
$878mm
9/30/23
Backlog
80%
$700mm Marine
Marine
Concrete

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4 Three Takeaways 1 EXPERIENCED MANAGEMENT TEAM FOCUSED ON IMPROVING FINANCIAL PERFORMANCE CEO and CFO bring wealth of industry knowledge, operational experience, leadership and strong relationships in the public sector 2 3 SIGNIFICANT UPSIDE POTENTIAL Changes made in the last year have laid the foundation for accelerated, profitable growth and improved shareholder returns VITAL PROVIDER OF MARINE AND CONCRETE SERVICES TO CRITICAL INFRASTRUCTURE AND COMMERCIAL PROJECTS Operating in growing markets—Marine driven by government spending and Concrete driven by robust Texas market

5 Compelling Investment Opportunity 5 4 3 Experienced New Management Team Focused on Improved Financial Performance 2 Mission Critical Specialty Construction Provider with Sustainable Competitive Advantages 1 Significant Upside Potential: Strong demand in both concrete and marine segments 6 3-Point Strategic Plan To Deliver Enhanced Growth and Returns Large Market Opportunity with Strong Tailwinds and Demand Drivers Diversified Revenue with Industry Leaders and Government Clients

6 Mission Critical Specialty Construction Provider with Sustainable Advantages Market Credibility ► Trusted provider with decades of operating experience ► Long-term, embedded relationships ► Diverse customer base – Federal, State, Municipal Governments (36% of 2022 Revenue) – Private commercial and industrial clients (64% of 2022 Revenue) 1 Market Leader ► Leading specialty concrete constructor in attractive Texas market ► Well-positioned to take advantage of $17bn Infrastructure Bill funding to ports, waterways and broader infrastructure developments ► Robust backlog of $878mm with industry leaders and government customers Critical Service Provider ► Leading specialty construction services provider operating in the continental U.S., Hawaii, Alaska, Canada and the Caribbean Basin ► Broad range of marine construction including marine transportation, facility construction and dredging and diving services ► Leading Jones Act dredger focused in the Gulf Coast ► Concrete construction services including commercial, structural and industrial services High-Barriers to Entry ► Jones Act prohibits foreign competition in the U.S. market ► Marine specialty equipment is very expensive and requires significant upfront investment to enter market – Orion owns ~900 specialty pieces of equipment ► High stakes involved in complex concrete projects

7 Deep and Talented Management Team Focused on Operational Transformation Travis Boone, PE Chief Executive Officer • Leadership and management experience across the civil, utility / pipeline and commercial building construction industries • Formerly Regional Chief Executive of AECOM, leading a large multidisciplinary business since May 2017 • Previously held other key leadership positions since 1999 with AECOM/URS. Several companies in the utility / pipeline construction and commercial building construction industries prior to that. 30 Years of Industry Experience • Multi-disciplinary finance experience, including corporate development, FP&A, treasury, strategy and accounting across numerous industries • Formerly Chief Financial Officer of a commercial construction services company and a $1 billion global aviation services company • Experienced in corporate transformations, financial transactions, and digitization and process improvement 30 Years of Industry Experience Scott Thanisch Chief Financial Officer • Recently served as a Senior Vice President at Texas Sterling Construction • Held a number of construction and project management positions over his career with companies including Kiewit and Zachry Construction • Executive experience in company restructuring, negotiation and resolution as well as division level management with profit and loss responsibilities 30 Years of Industry Experience Scott Cromack Executive Vice President Marine Ardell Allred Executive Vice President Concrete • Held a number of construction and project management positions over his career with companies including Kiewit and Zachry Construction • SVP of Operations since 2019 • Implemented cost savings strategies and project forecasting / controls improvements 30 Years of Industry Experience 2

3 Large Market Opportunity with Strong Tailwinds and Demand Drivers

ORION

Favorable drivers across business segments include the Infrastructure Investment & Jobs Act, with a regional focus in rapidly growing regions and other key developments

Orion's Core Markets(1)


Marine
Market

~$11 billion
Addressable market

Marine Growth Drivers

- **U.S. Navy expansion in the Pacific**
- **Port expansion and maintenance** (as a result of Panama Canal expansion)
- **Bridges and dredging** (aging infrastructure and reoccuring maintenance)
- **Downstream energy** (LNG and renewables)
- **Coastal rehabilitation** (increased disaster recovery from regional weather events, environmental remediation and sea level rise)


Vertical
Construction
Market

~$20 billion
Addressable market

Concrete Growth Drivers

- **Rapidly growing Texas market** (strong population growth)
- **Distribution center and data center expansion**
- **Economic growth and expansion** (leading job growth rates in Texas)
- **Industrial developments** (trends of on-shoring and manufacturing growth)
- **Civil and public construction** (aging infrastructure and reoccurring maintenance)

Additional upside from the federal infrastructure bill, which is not included in current market growth estimates, is expected to significantly boost spending in Orion's core markets

$1.2 trillion
Infrastructure Investment and Jobs Act

Source: IBIS. (1) Marine market is inclusive of: U.S. Marine Construction, Conservation & Development Construction, Harbor & Port Facilities and Port Expansion, Maintenance and Dredging markets. Concrete market is inclusive of: TX Commercial Building Construction and Industrial Building Construction markets.

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Marine Segment Overview

Orion Marine benefits from high-margin projects with high barriers of entry and consistent maintenance demand

Overview

- Services the infrastructure sector to carry out construction, design and specialty services for marine structures
- Maintenance dredging provides a recurring source of revenue due to natural sedimentation in the nation's shipping channels and ports
- All of Orion's dredges are qualified vessels under the Jones Act and Foreign Dredging Act, long-standing laws preventing foreign competition from dredging in the U.S. market







Construction

- Services include construction, restoration, maintenance & repair of ports and docks, marine pipelines, marine transportation facilities, bridges and environmental structures

Dredging

- Services generally enhance or preserve the navigability of waterways or the protection of shorelines through the removal or replenishment of soil, sand, or rock

Specialty

- Services include design, salvage, demolition, surveying, towing, diving and underwater inspection, excavation and repair

Marine Revenue & Adj EBITDA Margin


($ in millions)
$369.1
$388.2
$263.9
$339.2
10.4%
12.3%
8.1%
9.3%
2019
2020
2021
2022
Marine Revenue
Adj EBITDA Margin

Marine Revenue Backlog


($ in millions)
$340.7
$202.6
$376.9
$216.7
$699.9
2019
2020
2021
2022
Sept-23

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$339.3 $321.8 $337.4 $409.1 2019 2020 2021 2022 Concrete Revenue 0.3% 2.1% -1.2% 2.1% Adj EBITDA Margin Concrete Revenue & Adj EBITDA Margin 10 Concrete Segment Overview Improved project margin focus has laid the groundwork for future success Overview • Provides turnkey concrete construction services including place and finish, site work, layout, forming, rebar • Focusied on Dallas and Houston market • Bidding strategy to focus on quality projects at strong margins • Upgrading project management systems to drive higher project visibility and standards ($ in millions) Concrete Revenue Backlog ($ in millions) Structural • Services include elevated concrete pouring for products such as columns, decking, elevated beams and structural walls up to 45 stories Light Commercial • Services include horizontally poured concrete for large tilt walls, slabs, foundations, paving, and sidewalks Concrete Revenue & Adj EBITDA Margin ($ in millions) $231.6 $236.9 $213.1 $232.1 $177.6 2019 2020 2021 2022 Sep-23

34% 20% 46% Private Federal State and Local 93% 1% 5% Private Federal State and Local 11 (1) As of December 31, 2022. $409mm 2022 revenue(1) Diversified Revenue with Industry Leaders Long-tenured relationships with blue-chip clients across federal, state, local and private customers in both the marine and concrete segments High Quality Customer Base $339mm 2022 revenue(1) Marine Concrete Revenue by Customer Type(1) Revenue by Customer Type(1) 4

Focus on Dallas and Houston markets;. Improved project management to drive margin expansion Concrete Project Execution Capex investments in fleet improvement, technology and capabilities and systems to enhance business development Fleet & Systems Upgrade Focus on high-quality projects at healthier margins Bidding Discipline 12 Clearly Defined Plan to Deliver Enhanced Growth and Returns Concrete & Marine have historically been siloed, and further integration will drive synergies and leverage best practices Segment Integration Recruiting, developing and retaining talent through training and career advancement will reduce expense and mitigate risk over the long run Talent Development New market for Concrete that diversifies portfolio from only relying on developers Expand Concrete business into Public Sector Construction New leadership’s strategic vision will enhance stakeholder value 5

13 Execution Against Three-Point Strategic Plan Orion is capitalizing on industry dynamics and refocusing the business on high-margin services and projects Achieved Profitability in the Concrete Segment • Achieved GAAP profitability in Q323 • Focused business in core markets of Dallas and Houston; exited unprofitable Central TX market • Implemented disciplined processes, changed leadership, added rigor in project delivery 1 Significant Contract Wins - Improved Business Development • $435mm contract to build dry-dock for U.S. Navy in Pearl Harbor, HI • $120mm contract to build dry-dock for Grand Bahama Shipyard • Building client relationships instead of only responding to bids • Strong industry tailwinds: Infrastructure Bill; Port expansions; U.S. Navy buildout of Pacific facilities; Louisiana Coast 2 Investment and Resources • Secured $103mm ABL credit facility; monetized $25mm of non-core assets • Attracted great talent to enhance business development and growth • Potential future investments: o dredge equipment upgrades o Add ABS vessels to construction fleet o data analytics o geographic expansion through M&A 3

Financial Overview

67% 33% Marine Concrete 15 Financial Overview Note: Financials as of 12/31/22. Revenue by Segment Adj EBITDA by Segment Backlog by Segment ($ in millions) Adj EBITDA ($ in millions) Annual Revenue $708.4 $709.8 $601.4 $748.3 2019 2020 2021 2022 $39.6 $54.4 $17.3 $22.9 2019 2020 2021 2022 45% 55% Marine Concrete 52% 48% Marine Concrete

16 Third Quarter Financial Results Operating income increased to $2.6 million from $2.0 million in 3Q22 Segment Adjusted EBITDA Marine $7.3M vs. $10.6M in 3Q22 Concrete $2.1M vs. ($1.8M) in 3Q22 Contract revenues: $168.5 million, down 8% from 3Q22 Net loss was $0.7 million vs. net income of $0.3 million in 3Q22 Adjusted EPS was $0.02 - the same as in 3Q22 Adjusted EBITDA improved to $9.4 million vs. 8.8 million in 3Q22

September 30, 2023 17 Balance Sheet and Liquidity Cash & Cash Equivalents: $3.8M Net Debt Outstanding $50.3M Availability on Credit Facility $31.7M In May 2023, Orion closed a new 3-year $103mm senior secured asset-based credit facility with White Oak, which included a $65mm revolver and $38mm fixed asset term loan. As of 9/30/23, Orion had $13.5mm in borrowings under the revolver related to start up costs for major Hawaii project. As of 9/30/23, Orion monetized $25 million in sale leaseback transactions Significant increase in liquidity from refinancing and non-core asset monetization

18 Compelling Investment Opportunity 5 4 3 Experienced New Management Team Focused on Improved Financial Performance 2 Mission Critical Specialty Construction Provider with Sustainable Competitive Advantages 1 Significant Upside Potential: Strong demand in both concrete and marine segments 6 3-Point Strategic Plan To Deliver Enhanced Growth and Returns Large Market Opportunity with Strong Tailwinds and Demand Drivers Diversified Revenue with Blue-Chip and Government Clients

APPENDIX

Non-GAAP Supplemental Information

ORION

Net Income to Adjusted EBITDA Reconciliation

	Three months ended September 30,		Nine months ended September 30,	
	2023	2022	2023	2022
Net loss	$ (660)	$ 247	$ (13,510)	$ (7,663)
Income tax (benefit) expense	(123)	(247)	475	396
Interest expense, net	3,393	1,179	7,584	2,842
Depreciation and amortization	6,093	6,065	16,882	18,426
EBITDA (1)	8,703	7,244	11,431	14,001
Stock-based compensation	364	951	1,833	2,115
Net gain on Port Lavaca South Yard property sale	—	—	(5,202)	—
ERP implementation	314	330	810	1,559
Professional fees related to management transition	—	310	—	1,118
Severance	—	4	126	944
Adjusted EBITDA(2)	$ 9,381	$ 8,839	$ 8,998	$ 19,737
Operating income margin	1.6 %	0.6 %	(1.1)%	(0.8)%
Impact of other income	— %	— %	— %	— %
Impact of depreciation and amortization	3.6 %	3.3 %	3.3 %	3.3 %
Impact of stock-based compensation	0.2 %	0.5 %	0.4 %	0.4 %
Impact on net gain on Port Lavaca South Yard property sale	— %	— %	(1.0)%	— %
Impact of ERP implementation	0.2 %	0.2 %	0.2 %	0.3 %
Impact of professional fees related to management transition	— %	0.2 %	— %	0.2 %
Impact of severance	— %	— %	— %	0.2 %
Adjusted EBITDA margin(2)	5.6 %	4.8 %	1.8 %	3.6 %

- EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
- Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for stock-based compensation, ERP implementation, professional fees related to management transition and severance. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

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